UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

November 29, 2011

CASH AMERICA INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Texas	1-9733	75-2018239
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1600 West 7th Street

Fort Worth, Texas 76102

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (817) 335-1100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On November 29, 2011, Cash America International, Inc., a Texas corporation (the “Company”), and its direct and indirect domestic subsidiaries as guarantors (collectively, the “Guarantors”) entered into a Second Amendment (the “Second Amendment”) to its Credit Agreement dated March 30, 2011 among the Company, the Guarantors, a syndicate of financial institutions as lenders, Wells Fargo Bank, National Association as Administrative Agent, JPMorgan Chase Bank, N.A. as Syndication Agent, and KeyBank, National Association as Documentation Agent (the “Credit Agreement”). The Second Amendment, among other things, increases the amount of available credit under the Company’s revolving credit facility to $380 million, which represents an increase of $100 million in available credit (the “Incremental Commitment”). The Credit Agreement, as amended, provides aggregate credit of up to $430 million, consisting of the revolving credit facility totaling $380 million, which includes a $50 million multicurrency subfacility, plus a term loan of $50 million (the “Term Loan”). The Second Amendment provides that the Incremental Commitment matures on the earlier of May 29, 2013 (or in 18 months) or the second business day following the closing of the initial public offering of common stock, par value $0.00001, of the Company’s wholly-owned subsidiary, Enova International, Inc. (“Enova”). The remainder of the outstanding credit will continue to mature on its original maturity date of March 31, 2015, with the Term Loan amortizing, in part, prior to that date. The pricing terms and financial ratio covenants of the Credit Agreement were not changed by the Second Amendment, and the Second Amendment contains usual and customary conditions, representations, and warranties. The foregoing description of the Second Amendment is qualified in its entirety by the complete terms and conditions of the Second Amendment, which is incorporated herein by reference as Exhibit 10.1.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The disclosure in Item 1.01 is incorporated herein by reference.

ITEM 7.01	REGULATION FD DISCLOSURE

On November 29, 2011, the Company issued a press release announcing its entry into the Second Amendment to its Credit Agreement and a pending acquisition. The full text of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit	Description

10.1	Second Amendment to Credit Agreement dated as of November 29, 2011 among Cash America International, Inc., the Guarantors, Wells Fargo Bank, National Association, and certain lenders named therein

99.1	Cash America International, Inc. Press Release dated November 29, 2011

Forward Looking Statements

This report contains forward-looking statements about the business, financial condition and prospects of the Company. The actual results of the Company could differ materially from those indicated by the forward-looking statements because of various risks and uncertainties including, without limitation, changes in pawn, consumer loan, tax and other domestic and foreign laws and governmental rules and regulations applicable to the Company’s business, changes in demand for the Company’s services, acceptance by consumers, legislators or regulators of the negative characterization by the media and consumer activists with respect to certain of the Company’s loan products, the continued acceptance of the online distribution channel by the Company’s online loan customers, the actions of third parties who provide, acquire or offer products and services to, from or for the Company, fluctuations in the price of gold, changes in competition, the ability of the Company to open new locations or complete acquisitions in accordance with its plans, changes in economic conditions, real estate market fluctuations, interest rate fluctuations, changes in foreign currency exchange rates, changes in the capital markets, changes in the Company’s ability to satisfy its debt obligations or to refinance existing debt obligations or obtain new capital to finance growth, the ability to successfully integrate newly acquired businesses into the Company’s operations, the loss of services of any of the Company’s executive officers, a prolonged interruption in the Company’s operations of its facilities, systems and business functions, including its information technology and other business systems, the effect of any current or future litigation proceedings on the Company, the implementation of new, or changes in the interpretation of existing, accounting principles or financial reporting requirements, acts of God, war or terrorism, pandemics and other events, the effect of any of such changes on the Company’s business or the markets in which it operates, risks related to the Company’s previously-announced proposed initial public offering of Common Stock of Enova, and other risks and uncertainties indicated in the Company’s filings with the Securities and Exchange Commission. These risks and uncertainties are beyond the ability of the Company to control, nor can the Company predict, in many cases, all of the risks and uncertainties that could cause its actual results to differ materially from those indicated by the forward-looking statements. When used in this report, terms such as “believes,” “estimates,” “should,” “could,” “would,” “plans,” “expects,” “anticipates,” “may,” “forecasts,” “projects” and similar expressions and variations as they relate to the Company or its management are intended to identify forward-looking statements. The Company disclaims any intention or obligation to update or revise any forward-looking statements to reflect events or circumstances occurring after the date of this report.

On September 15, 2011, Enova, which comprises the Company’s E-commerce segment, filed a registration statement on Form S-1 with the Securities and Exchange Commission in connection with a proposed initial public offering of Enova Common Stock by the Company and Enova. The registration statement on Form S-1 that was filed with the Securities and Exchange Commission has not yet become effective. The completion of the offering of Common Stock of Enova is subject to numerous conditions, including market conditions, and the Company can provide no assurance that it will be successfully completed. The securities offered under Enova’s registration statement may not be sold, nor may offers to buy be accepted prior to the time that the registration statement becomes effective. The information contained in this report with respect to the offering shall not constitute an offer to sell or a solicitation of an offer to buy these securities.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CASH AMERICA INTERNATIONAL, INC.

Date: November 30, 2011	By:	/s/ J. Curtis Linscott
J. Curtis Linscott
Executive Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit	Description

10.1	Second Amendment to Credit Agreement dated as of November 29, 2011 among Cash America International, Inc., the Guarantors, Wells Fargo Bank, National Association, and certain lenders named therein

99.1	Cash America International, Inc. Press Release dated November 29, 2011